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                                                                Exhibit 10(i)(2)


                          IMPERIAL HOLLY CORPORATION

                   SCHEDULE OF CHANGE OF CONTROL AGREEMENTS


Name                                     Title
----                                     -----

P. C. Carrothers                         Managing Director
D. W. Ehrenkranz                         Managing Director
B. T. Harrison                           Vice President, Operations Development
R. E. Henderson                          Vice President, Administration
R. F. Silva                              Vice President, Product Development
H. P. Mechler                            Vice President, Accounting
K. L. Mercer                             Vice President and Treasurer
C. K. Jones                              Vice President, Agriculture
R. L. Knecht                             Vice President, Cane Operations
R. W. Strickland                         Vice President, Beet Operations